Other financial assets and other non-current assets -Summary of Detailed Information About Other Financial Assets and Other Noncurrent Assets (Detail) - EUR (€) € in Thousands	Dec. 31, 2022	Dec. 31, 2021
Other financial assets and other non-current assets
Loans receivable (net of expected credit loss)	€ 1,473	€ 1,201
Deposits	1,650	1,855
Equity investment	2,820	2,605
Other financial assets	3,198	365
Prepayment non-current	35,304	35,305
Total	€ 44,445	€ 41,331